SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 11, 2002



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of Registrant as specified in its Charter)



                                   Delaware
                           (State of Incorporation)


                   1-11758                                   36-3145972
         (Commission File Number)                    (IRS Employer Id. Number)


               1585 Broadway                                   10036
             New York, New York                              (Zip Code)
(Address of principal executive offices)

                                (212) 761-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

Item 5.      Other Events

             Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-83616, 333-83616-01, 333-83616-02,
333-83616-03, 333-83616-04 and 333-83616-05) filed by Morgan Stanley Dean
Witter & Co., Morgan Stanley Capital Trust III, Morgan Stanley Capital Trust IV, Morgan Stanley Capital Trust V, Morgan Stanley Capital Trust VI and Morgan Stanley Capital Trust VII with the Securities and Exchange Commission. Attached and incorporated herein by reference as Exhibits 8-a and 23-d, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley Dean Witter & Co. of Global Medium-Term Notes, Series C, and Global Units, Series C, and attached and incorporated herewith by reference as Exhibits 8-b and 23-e, respectively, are the opinion and consent of Sidley Austin Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley Dean Witter & Co. of Global Medium-Term Notes, Series D and Series E, and Global Units, Series D and Series E.

Item 7(c).   Exhibits


Exhibit No.  Description

8-a          Opinion of Sidley Austin Brown & Wood LLP.

8-b          Opinion of Sidley Austin Brown & Wood LLP.

23-d         Consent of Sidley Austin Brown & Wood LLP (included in
             Exhibit 8-a).

23-e         Consent of Sidley Austin Brown & Wood LLP (included in
             Exhibit 8-b).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MORGAN STANLEY DEAN WITTER & CO.


                                           By: /s/ Martin M. Cohen
                                               --------------------------------
                                                Name:  Martin M. Cohen
                                                Title: Assistant Secretary



Date:  June 11, 2002

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549








                       MORGAN STANLEY DEAN WITTER & CO.








                                   EXHIBITS
                             TO CURRENT REPORT ON
                         FORM 8-K DATED JUNE 11, 2002














                                               Commission File Number 1-11758

Exhibit No.     Description

8-a             Opinion of Sidley Austin Brown & Wood LLP.

8-b             Opinion of Sidley Austin Brown & Wood LLP.

23-d            Consent of Sidley Austin Brown & Wood LLP (included in Exhibit
                8-a).

23-e            Consent of Sidley Austin Brown & Wood LLP (included in Exhibit
                8-b).